UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 13, 2026

Date of Report (Date of earliest event reported)

ADVANCED MICRO DEVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-07882	94-1692300
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2485 Augustine Drive

Santa Clara, California 95054

(Address of principal executive offices) (Zip Code)

(408) 749-4000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AMD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On August 17, 2026 (the “Closing Date”), Advanced Micro Devices, Inc. (the “Company”) closed its public offering (the “Offering”) of $4.75 billion aggregate principal amount of senior notes, consisting of $1.25 billion aggregate principal amount of its 4.600% Senior Notes due 2029 (the “2029 Notes”), $1.50 billion aggregate principal amount of its 5.000% Senior Notes due 2031 (the “2031 Notes”), $1.00 billion aggregate principal amount of its 5.250% Senior Notes due 2033 (the “2033 Notes”) and $1.00 billion aggregate principal amount of its 5.500% Senior Notes due 2036 (the “2036 Notes,” and together with the 2029 Notes, the 2031 Notes and the 2033 Notes, the “Notes”). The terms of the Notes are governed by an Indenture, dated June 9, 2022 (the “Base Indenture”), by and between the Company and U.S. Bank Trust Company, National Association (the “Trustee”), as supplemented by the Third Supplemental Indenture, dated as of the Closing Date (the “Third Supplemental Indenture,” and, together with the Base Indenture, the “Indenture”), by and between the Company and the Trustee. As used in the following description, capitalized terms not otherwise defined herein will have the meanings assigned to them in the Indenture. The Company intends to use the net proceeds from the Offering for general corporate purposes, which may include the repayment of debt.

The purchase and sale of the Notes was made pursuant to an Underwriting Agreement (the “Underwriting Agreement”), dated August 13, 2026, with Barclays Capital Inc., BofA Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), pursuant to which the Notes were issued and sold to the Underwriters, severally and not jointly, for resale at a public offering price of 99.889% of the aggregate principal amount of the 2029 Notes, 99.921% of the aggregate principal amount of the 2031 Notes, 99.919% of the aggregate principal amount of the 2033 Notes and 99.757% of the aggregate principal amount of the 2036 Notes. The Underwriting Agreement contains customary representations, warranties and agreements by the Company. Additionally, the Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or to contribute to payments the Underwriters may be required to make because of any of those liabilities. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The 2029 Notes mature on August 17, 2029 and bear interest at a rate of 4.600% per annum; the 2031 Notes mature on August 17, 2031 and bear interest at a rate of 5.000% per annum; the 2033 Notes mature on August 17, 2033 and bear interest at a rate of 5.250% per annum; and the 2036 Notes mature on August 17, 2036 and bear interest at a rate of 5.500% per annum. The Notes are the Company’s general unsecured senior obligations.

Prior to July 17, 2029 (the date that is one month prior to the maturity date of the 2029 Notes) (the “2029 Notes Par Call Date”), the Company may redeem the 2029 Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon of the 2029 Notes to be redeemed (assuming the notes matured on the 2029 Notes Par Call Date) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points, less (b) interest accrued to, but excluding, the date of redemption, and (2) 100% of the principal amount of the 2029 Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date. On or after the 2029 Notes Par Call Date, the Company may redeem the 2029 Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the 2029 Notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.

Prior to July 17, 2031 (the date that is one month prior to the maturity date of the 2031 Notes) (the “2031 Notes Par Call Date”), the Company may redeem the 2031 Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon of the 2031 Notes to be redeemed (assuming the notes matured on the 2031 Notes Par Call Date) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, less (b) interest accrued to, but excluding, the date of redemption, and (2) 100% of the principal amount of the 2031 Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date. On or after the 2031 Notes Par Call Date, the Company may redeem the 2031 Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the 2031 Notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.

Prior to June 17, 2033 (the date that is two months prior to the maturity date of the 2033 Notes) (the “2033 Notes Par Call Date”), the Company may redeem the 2033 Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon of the 2033 Notes to be redeemed (assuming the notes matured on the 2033 Notes Par Call Date) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, less (b) interest accrued to, but excluding, the date of redemption, and (2) 100% of the principal amount of the 2033 Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date. On or after the 2033 Notes Par Call Date, the Company may redeem the 2033 Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the 2033 Notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.

Prior to May 17, 2036 (the date that is three months prior to the maturity date of the 2036 Notes) (the “2036 Notes Par Call Date”), the Company may redeem the 2036 Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon of the 2036 Notes to be redeemed (assuming the notes matured on the 2036 Notes Par Call Date) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, less (b) interest accrued to, but excluding, the date of redemption, and (2) 100% of the principal amount of the 2036 Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date. On or after the 2036 Notes Par Call Date, the Company may redeem the 2036 Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the 2036 Notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.

Upon the occurrence of a Change of Control Triggering Event with respect to a series of Notes, unless the Company has given notice to redeem such series of Notes, each holder of Notes of such series will have the right to require that the Company purchase all or a portion of such holder’s Notes of such series, for cash, at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, on the amount purchased to, but excluding, the date of purchase.

The Indenture contains covenants that limit the ability of the Company and its restricted subsidiaries to, among other things: (i) create liens on certain assets to secure debt; (ii) enter into certain sale and leaseback transactions; and (iii) in the case of the Company, consolidate with, merge into or sell, convey or lease all or substantially all of the Company’s assets to any other person, in each case as set forth in the Indenture. These covenants are, however, subject to a number of important limitations and exceptions.

The Indenture also contains customary event of default provisions including, among others, the following: (i) default in the payment of principal of, or premium, if any, on any such series of Notes when due and payable; (ii) default in the payment of any interest on any such series of Notes when it becomes due and payable, and continuance of that default for a period of 30 days; (iii) failure to make a Change of Control Payment when due and payable in accordance with the terms of the Indenture; (iv) default in the performance or breach of any other covenant by the Company in the Indenture (other than a covenant that has been included in the Indenture solely for the benefit of a series of debt securities other than the Notes of such series), which default continues uncured for a period of 90 days; and (v) certain events of bankruptcy, insolvency or reorganization of the Company.

The Offering has been registered under the Securities Act pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-298288), as supplemented by the Prospectus Supplement, dated August 13, 2026, relating to the Notes, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act on August 14, 2026.

The above description of the Underwriting Agreement, the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, attached as Exhibit 1.1 hereto, the Base Indenture, which was included as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on June 9, 2022 and the Third Supplemental Indenture (including the Forms of Notes included therein), attached as Exhibit 4.1 hereto, each of which is incorporated herein by reference. The foregoing description of the Notes is qualified in its entirety by reference to the full text of the form of the 2029 Note, the form of the 2031 Note, the form of the 2033 Note and the form of the 2036 Note, which are attached as Exhibit 4.2, Exhibit 4.3, Exhibit 4.4 and Exhibit 4.5 to this Current Report on Form 8-K, respectively, and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of August 13, 2026, by and among Advanced Micro Devices, Inc. and Barclays Capital Inc., BofA Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein

4.1	Third Supplemental Indenture, dated as of August 17, 2026, by and between the Company and U.S. Bank Trust Company, National Association, as trustee

4.2	Form of 2029 Note (included in Exhibit 4.1)

4.3	Form of 2031 Note (included in Exhibit 4.1)

4.4	Form of 2033 Note (included in Exhibit 4.1)

4.5	Form of 2036 Note (included in Exhibit 4.1)

5.1	Opinion of Latham & Watkins LLP

23.1	Consent of Latham & Watkins (included in Exhibit 5.1)

104	Cover Page Interactive Data File (the Cover Page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2026	ADVANCED MICRO DEVICES, INC.

	By:	/s/ Jean Hu
	Name:	Jean Hu
	Title:	Executive Vice President, Chief Financial Officer & Treasurer